                                                                   EXHIBIT 10.11


                                        As amended
                                        December 14, 1994


                         J. P. MORGAN & CO. INCORPORATED
                            STOCK OPTION PLAN (1984)


          SECTION 1. Purpose. The purpose of the Stock Option Plan (1984) (the "Plan") is to promote the success of J. P. Morgan & Co. Incorporated (the "Company") by providing a method whereby key employees of the Company and its subsidiaries may be encouraged to invest in the Common Stock of the Company and thereby increase their proprietary interest in its business, encourage them to remain in the employ of the Company or its subsidiaries, and increase their personal interest in the continued success and progress of the Company.

          SECTION 2. Administration. (a) The Board of Directors of the Company shall designate a committee of not less than three Directors (the "Committee"). No individual shall become a member of the Committee if he shall have been eligible to receive options to acquire shares of capital stock of the Company or any subsidiary, or stock appreciation rights, at any time during the 12-month period prior to his becoming a member and no member of the Committee shall be eligible to receive options or stock appreciation rights. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors, to grant to eligible persons options to purchase shares of the Company and stock appreciation rights pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any option agreements issued under the Plan, and to supervise the administration of the Plan.

          (b) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, stockholders, employees and optionees.

          SECTION 3. Shares Subject to the Plan. (a) The shares to be delivered upon exercise of options and stock appreciation rights granted under the Plan may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market.

          (b) Subject to adjustments made pursuant to the provisions of paragraph (c) of this Section 3, (i) the aggregate number of shares to be delivered upon exercise of all options which may be granted under the plan shall not exceed 1,200,000 shares of Common Stock, $2.50 par value, of the Company and (ii) the aggregate number of shares which may be delivered to any one employee upon exercise of all options granted to him under the Plan shall not exceed 50,000 shares. The aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted "incentive stock options" in any calendar year under this Plan and all other stock options plans of the Company (and any subsidiary or any parent corporation within the meaning of Section 425 of the Internal Revenue Code of 1954, as amended (the "Code")) shall not exceed $100,000 plus any unused limit carryover calculated in accordance with Section 422A of the Code with respect to such employee. If an option granted under the Plan shall expire or terminate for any reason other than the exercise of a stock appreciation right, the shares subject to, but not delivered under, such option shall be available for other options to the same employee or other employees.

          (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, such adjustment shall be made in the aggregate number of shares which may be delivered under the Plan, the maximum number of shares which may be delivered to any one employee under the Plan and the number and option price of shares subject to the outstanding options granted under the Plan (provided that the number of shares subject to any option shall always be a whole number) as may be determined to be appropriate by the Committee.

          SECTION 4. Eligibility and Extent of Participation. (a) The employees eligible to receive options under the Plan shall consist of key employees of the Company and its subsidiaries. Stock appreciation rights may be granted to holders of any unexpired options granted under this Plan or the Company's Stock Option Plan (1979) and the Company's Stock Option Plan (1974) (collectively referred to herein as the "Earlier Plans"). For the purpose of the Plan, the term "subsidiary" is a corporation 50% or more of the voting power of which is owned by the Company directly or indirectly through one or more subsidiaries.

          (b) Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those to be granted options and determine the time when each option shall be granted and the number of shares subject to each option and shall select the optionees to receive stock appreciation rights and the options to which such rights shall relate. Subject to the provisions of paragraph (b) of Section 3, more than one option and stock appreciation right may be granted to the same person.

          SECTION 5. Option Agreements. Each option under the Plan shall be evidenced by an option agreement which shall be signed by an officer of the Company and the optionee, shall contain such provisions as may be approved by the Committee and may be supplemented and amended from time to time as approved by the Committee. Each stock appreciation right shall be evidenced by the option agreement for the option to which it relates. In the case of any such right relating to a previously granted option, the option agreement shall be supplemented to evidence such right.

          SECTION 6. Option Price. The price at which shares may be purchased upon exercise of a particular option shall be not less than 100 per cent of the fair market value of such shares on the date such option is granted, as determined in accordance with procedures to be established by the Committee.

          SECTION 7. Exercise of Options. (a) Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the period during which each option may be exercised shall be fixed by the Committee at the time such option is granted, but such period in no event shall expire later than ten years from the date the option is granted.

          (b) Each option granted under the Plan may be exercised only after one year of continued employment by the Company or any of its subsidiaries immediately following the date the option is granted and, except as provided in
Section 10, only during the continuance of the optionee's employment with the Company or any of its subsidiaries. Subject to the foregoing limitations and the terms and conditions of the option agreement and unless cancelled prior to exercise in accordance with Section 13, each option shall be exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the applicable option agreement.

          (c) No shares shall be delivered pursuant to any exercise of an option until payment in full of the option price therefor is received by the Company. Such payment shall be made in cash or, in the discretion of the Committee, through the delivery of shares of Common Stock of the Company with a value equal to the total option price or a combination of cash and shares. In addition, the Committee may prescribe additional methods of payment to the extent permitted by applicable law. Any shares so delivered shall be valued at their fair market value on the exercise date determined as provided in Section 6 hereof. No optionee or the legal representative, legatee or distributee of an optionee, shall be deemed to be a holder of any shares subject to any option prior to the issuance of such shares upon exercise of such option or any related stock appreciation right.

          SECTION 8. Stock Appreciation Rights. (a) Stock appreciation rights may be granted to such optionees holding options granted under this Plan or the Plans as the Committee may select and upon such terms and conditions as the Committee may prescribe. Each stock appreciation right shall relate to a specific option granted and may be granted concurrently with the option to which it relates or at any time prior to the exercise, expiration or termination of such option. A stock appreciation right shall entitle the optionee, subject to the provisions of the Plan and the related option agreement, to receive from the Company an amount equal to the excess of the fair market value on the exercise date of the number of shares for which the stock appreciation right is exercised over the option price for such shares under the related option. For this purpose, such fair market value shall be determined as provided in Section 6 hereof.

          (b) A stock appreciation right shall be exercisable on such dates or during such periods as may be determined by the Committee from time to time, provided that the Committee may, for administrative convenience, determine that, for any stock appreciation right relating to an option which is not an "incentive stock option" which right can only be exercised during a limited period of time in order to satisfy rules imposed by the Securities and Exchange Commission, the exercise of any such right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the fair market value of the Common Stock of the Company, determined as provided in Section 6, is the highest, and provided, further, that no stock appreciation right shall be exercisable at a time when the related option could not be exercised nor may it be exercised with respect to a number of shares in excess of the number for which such option could then be exercised. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of stock appreciation rights granted prior to such determination as well as rights thereafter granted.

          (c) A stock appreciation right may be exercised only upon surrender of the related option by the optionee, which shall be terminated to the extent of the number of shares for which the stock appreciation right is exercised. Shares covered by such a terminated option or portion thereof granted under this Plan shall not be available for other options under this Plan.

          (d) The amount payable by the Company upon exercise of a stock appreciation right may be paid in cash, in shares (valued at their fair market value on the exercise date determined as provided in Section 6) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the optionee shall receive cash in lieu thereof.

          (e) The Committee may impose any other conditions upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to the adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

          (f) The Committee may at any time amend, terminate or suspend any stock appreciation right theretofore granted under this Plan, provided that the terms of any stock appreciation right after any amendment shall conform to the provisions of this Plan. A stock appreciation right shall terminate upon the termination or expiration of the related option.

          SECTION 9. Transferability of Options and Stock Appreciation Rights.
(a) Except as provided in subsection (b) below, an option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the person to whom granted, may be exercised only by such person. A stock appreciation right may not be transferred to anyone and may be exercised only by the optionee to whom it was granted.

          (b) Notwithstanding subsection (a) above, the Committee may determine, at the time of grant or thereafter, that an Option granted under the Plan may be transferred by the optionee to one or more members of the optionee's immediate family, to a partnership of which the only partners are members of the optionee's immediate family or to a trust established by the optionee for the benefit of one or more members of the optionee's immediate family. For this purpose immediate family means the optionee's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subsection may not further transfer an Option except by will or the laws of descent and distribution. An Option transferred pursuant to this subsection shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 10 relating to the exercise of the Option upon the death, retirement or termination of employment of the optionee.

          SECTION 10. Death, Retirement and Termination of Employment. Subject to the condition that no option may be exercised in whole or in part after the expiration of the option period specified in the applicable option agreement and subject to the Committee's right to cancel any option in accordance with Section 13:

          (a) Upon the death of any optionee while employed or within the three-year period referred to in clause (b) below, the person or persons to whom such optionee's rights under the option are transferred by will or the laws of descent and distribution may, prior to three years after (i) the date of such optionee's death while employed or (ii) the termination of such optionee's employment for a reason referred to in clause (b) below, as the case may be, purchase any or all of the shares with respect to which such optionee was entitled to exercise such option immediately prior to his death;

          (b) Upon termination of employment as a result of retirement pursuant to a retirement plan of the Company or any of its subsidiaries, an optionee may, within three years after the date of such termination, purchase any or all of the shares with respect to which such optionee was entitled to exercise such option immediately prior to such termination; and

          (c) Upon termination of employment for any reason other than death or retirement as aforesaid, an optionee's options shall be cancelled to the extent not theretofore exercised.

          SECTION 11. Waiver of Limitations. Notwithstanding anything to the contrary in the Plan, in such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations applicable to an Option granted to an eligible employee (including, without limitation, any restriction or limitation on the period during which such Option may be exercised following termination of such eligible employee's employment any restriction or limitation on the exercisability of such Option) who, at the time of such waiver or removal, is not subject to Section 16 of the Securities Exchange Act of 1934.

          SECTION 12. Delivery of Shares. No shares shall be delivered pursuant to any exercise of an option or stock appreciation right until the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied.

          SECTION 13. Cancellation of Options and Stock Appreciation Rights. The Committee may, in its sole discretion, and with or without cause cancel any option or stock appreciation right in whole or in part to the extent it has not theretofore been exercised. Such cancellation shall be effective as of the date specified by the Committee.

          SECTION 14. Designation of Beneficiary. Subject to such rules and regulations as the Committee may prescribe, including the right of the Committee to limit the types of designations which are acceptable for purposes of the Plan, each employee who shall be granted an option under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such employee.

          SECTION 15. Amendments, Suspension or Discontinuance. The Board of Directors may amend, suspend, or discontinue the Plan, but except as permitted by paragraph (c) of Section 3, may not, without the prior approval of the stockholders of the Company, make any amendment which operates (a) to abolish the Committee, change the qualification of its members or withdraw the administration of the Plan from its supervision, (b) to make any material change in the class of eligible employees as defined in the Plan, (c) to increase the total number of shares which may be delivered on exercise of options granted under the Plan, (d) to increase the number of shares which may be delivered to any one optionee upon exercise of options granted under the Plan, (e) to extend the maximum option period or the period during which options may be granted under the Plan, (f) to decrease the minimum option price or (g) to increase the number of shares with respect to which stock appreciation rights granted under the Plan may be exercised or to increase the amount which may be received upon exercise of any stock appreciation right.

          SECTION 16. Termination. No option shall be granted under the Plan after expiration of three years from the date upon which the Plan is approved by vote of the stockholders of the Company.